SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) January 17, 1996
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                            FLEET FINANCIAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)


                                  RHODE ISLAND
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                 (State or other jurisdiction of incorporation)


                1-6366                              05-0341324
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        (Commission File Number)        (IRS Employer Identification No.)


                     One Federal Street, Boston, MA  02211
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        (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code:   617-292-2000
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           ___________________________________________________________
          (Former name or former address, if changed since last report)


































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Item 5.    Other Events.
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           Pursuant to Form 8-K, General Instructions F, Registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.

Item 7.    Financial Statements and Other Exhibits.
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           Exhibit No.              Description
           -----------              -----------

           Exhibit 99               Fleet Financial Group,
                                    Inc. Press Release
                                    Dated January 17, 1996


                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.


                                       FLEET FINANCIAL GROUP, INC.
                                       Registrant


                                       By    /s/ Douglas L. Jacobs
                                         ------------------------------------
                                             Douglas L. Jacobs
                                             Treasurer



Dated:  January 17, 1996